UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 23, 2009

AllianceBernstein Holding l.p.
(Exact name of registrant as specified in its charter)

Delaware	001-09818	13-3434400
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	212-969-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7.	Regulation FD

Item 7.01.	Regulation FD Disclosure.

AllianceBernstein Holding L.P. is furnishing a news release (“News Release”) issued on November 23, 2009, in which it announced that Peter S. Kraus, its Chairman and Chief Executive Officer, is presenting at the AXA Investor Day Conference (“Conference”) on November 24, 2009.  The News Release is attached hereto as Exhibit 99.01.

AllianceBernstein Holding L.P. is also furnishing a presentation (“Presentation”) entitled “AllianceBernstein:  Ensuring Stakeholder Success”, which was given by Mr. Kraus at the Conference.  The Presentation is attached hereto as Exhibit 99.02.

Section 9.	Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.01	News Release.

99.02	Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AllianceBernstein Holding l.p.

Dated: November 24, 2009	By:	/s/ Robert H. Joseph, Jr.
Robert H. Joseph, Jr. Chief Financial Officer